UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 14, 2006
NATIONAL ENERGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	0-19136 (Commission file number)	58-1922764 (I.R.S. employer identification number)

1400 ONE ENERGY SQUARE 4925 GREENVILLE AVENUE DALLAS, TEXAS (Address of principal executive offices)	75206 (Zip code)
Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01. Regulation FD Disclosure.
     On December 7, 2005, National Energy Group, Inc. (the “Company”), AREP Oil & Gas LLC (now known as NEG Oil & Gas LLC, “NEG Oil & Gas”), NEG IPOCO, Inc. (“Newco”) and, for certain purposes, American Real Estate Holdings Limited Partnership entered into a merger agreement (the “Merger Agreement”), pursuant to which the Company will be merged into Newco (the “Merger”). NEG Oil & Gas, which is a wholly owned indirect subsidiary of American Real Estate Partners, L.P., is the owner of 50.01% of the Company’s common stock and has delivered to the Company a written consent approving the Merger Agreement.
     Upon consummation of the Merger, the current holders of the Company’s common stock (including NEG Oil & Gas) will receive shares of Newco common stock, which will be a newly formed oil and gas company. The transaction, which is conditioned upon the consummation of an initial public offering of common stock by Newco, may be terminated if the offering has not closed on or prior to December 1, 2006.
     On February 14, 2006, Newco, which has changed its name to NEG, Inc. and intends to change its name to National Energy Group, Inc. concurrent with the consummation of its initial public offering, filed a Registration Statement on Form S-1 (Commission File No. 333-131828) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register $460 million of its common stock, $0.01 par value per share, in an initial public offering under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement, which includes certain previously undisclosed information regarding the Company and its operations, including information regarding the Company’s proved reserves, drilling locations, production data and PV10% from future net cash flows as of December 31, 2005, is incorporated by reference as an exhibit hereto.
     The preceding is a brief summary of certain provisions of the Registration Statement, the full text of which is incorporated by reference as an exhibit to this Current Report on Form 8-K (“Current Report”). The Registration Statement has been filed with the Securities and Exchange Commission but has not yet become effective. The common stock registered pursuant to the Registration Statement may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.
     Reference is made to such exhibit for a more detailed description of the Registration Statement and the proposed initial public offering by Newco. There can be no assurances that Newco will complete an initial public offering or that the Merger will be completed.
     In addition, the Company, together with Newco and NEG Oil & Gas, is in the process of preparing a Registration Statement on Form S-4, which will include an Information Statement (the “Information Statement”), that will provide more detail on the terms of the Merger, and the rights of the Company’s common stockholders in connection therewith, as well as the capital structure of Newco. The Information Statement must be submitted to and reviewed by the SEC prior to its dissemination to the Company’s stockholders. Based on currently available information, the Company anticipates that the Information Statement would first be disseminated to Company stockholders sometime during the second calendar quarter of 2006, although there can be no assurance concerning this anticipated timetable.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act of 1934, as amended.
      FORWARD-LOOKING STATEMENTS
     This Current Report includes “forward-looking statements” within the meaning of various provisions of the Securities Act and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Current Report that address activities, events, or developments that we expect or anticipate will or may occur in the future relating to the operations of the Company, our unconsolidated non-controlling 50% equity interest in NEG Holding LLC, its subsidiary, NEG Operating LLC, and Newco, including such things as estimated future net revenues from oil and natural gas reserves and the present value thereof, drilling of wells, future production of oil and natural gas, future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion, and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or our officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including uncertainties relating to strategic decisions of Newco and NEG Oil and Gas LLC, as the managing member of NEG Holding LLC and the principal owner of the other companies that we manage, future oil and natural gas prices, future operating costs, severance and excise taxes, general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other oil and natural gas companies, changes in laws or regulations, adverse weather and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
      Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit is deemed to be “furnished” and not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Registration Statement on Form S-1 of NEG, Inc. (Commission File No. 333-131828) filed with the Securities and Exchange Commission on February 14, 2006 (incorporated by reference herein).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.

Date: February 23, 2006	By:	/s/ Randall D. Cooley

	Name:	Randall D. Cooley
	Title:	Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Registration Statement on Form S-1 of NEG, Inc. (Commission File No. 333-131828) filed with the Securities and Exchange Commission on February 14, 2006 (incorporated by reference herein).

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